Exhibit 99.1

NEWS RELEASE

Contact:	Suzy W. Taylor
866-652-1810

FirstCity Financial Corporation Reports First Quarter 2011 Results

Waco, Texas   May 10, 2011……….

Highlights:

•                  FirstCity reported first quarter 2011 earnings of $3.7 million or $0.36 per diluted share.

•                  FirstCity invested $12.2 million in portfolio assets and other investments during the quarter.

Components of FirstCity’s quarterly results are summarized below:

	Three Months Ended
	March 31,
(Dollars in thousands, except per share data)	2011	2010
	(Unaudited)
Portfolio Asset Acquisition and Resolution	$4,985	$1,093
Special Situations Platform	473	715
Corporate and other	(1,733)	(1,707)
Net earnings attributable to FirstCity	$3,725	$101
Diluted earnings per common share	$0.36	$0.01

James T. Sartain, CEO of FirstCity, commented, “Increased collections drove our strong earnings this quarter. Although opportunities for investment remain fiercely competitive, our pipeline is very active and we believe that we will be able to continue to grow our earnings base while sticking to our investment discipline.”

Portfolio Asset Acquisition and Resolution

For the first quarter of 2011 (“Q1 2011”), our Portfolio Asset Acquisition and Resolution business segment reported $5.0 million in earnings — comprised primarily of $18.6 million in revenues, $1.7 million in equity in earnings of unconsolidated subsidiaries, and $10.7 million of operating costs and expenses. Earnings for Q1 2011 were positively impacted by an increase in revenue streams from our core investment activities and servicing platform (due to increased collections) in Q1 2011 compared to the prior year’s first quarter, combined with lower impairment provisions from our consolidated and unconsolidated Portfolio Assets and loan investments. Additional information related to our Portfolio Asset Acquisition and Resolution business segment is included in the supplemental schedules of this release.

The Company’s unrealized gross profit associated with its core portfolio assets totaled $150.2 million at March 31, 2011. Unrealized future gross profit is a non-GAAP measure. Refer to the Schedule of Estimated Unrealized Gross Profit from Portfolio Assets on page 9 of this release for a reconciliation of this measure with the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP.

(more)

Special Situations Platform

Our Special Situations Platform business segment provided $0.5 million in earnings for Q1 2011 — comprised primarily of $2.2 million in revenues, $0.2 million in equity in earnings of unconsolidated subsidiaries, and $1.8 million of operating costs and expenses. Earnings for Q1 2011 were positively impacted by continued revenue streams from our loan investments and consolidated railroad operations, combined with no impairment provisions recorded during the quarter. However, Q1 2011 earnings were negatively impacted by a decline in equity in earnings from unconsolidated subsidiaries due mainly to seasonal losses recognized by some of our retail and manufacturing investees. Additional information related to our Special Situations Platform business segment is included in the supplemental schedules of this release.

Conference Call

A conference call will be held on Tuesday, May 10, 2011 at 9:00 a.m. Central Time to discuss Q1 2011 results. A question and answer session will follow the prepared remarks. Details to access the call and webcast are as follows:

Event:	FirstCity Financial Corporation First Quarter 2011 Conference Call
Date:	Tuesday, May 10, 2011
Time:	9:00 a.m. Central Time
Host:	James T. Sartain, FirstCity’s President and Chief Executive Officer

Web Access:	FirstCity’s web page -	www.fcfc.com/invest.htm or,
	CCBN’s Investor websites -	www.streetevents.com and,
www.earnings.com

Dial In Access:	Domestic	800-299-0148
	International	617-801-9711

	Pass code	30807965

Replay available on FirstCity’s web page (www.fcfc.com/invest.htm)

FirstCity Financial Corporation is a diversified financial services company with operations dedicated primarily to distressed asset acquisitions and special situations investments. FirstCity has offices in the U.S. and affiliate organizations in Europe and Latin America. FirstCity common stock is listed on the NASDAQ Global Select Market (NASDAQ: FCFC).

Cautionary Statement Regarding Forward-Looking Statements

FirstCity may from time to time make written or oral forward-looking statements, including statements contained in this press release, FirstCity’s filings with the Securities and Exchange Commission (“SEC”), in its reports to stockholders and in other FirstCity communications. These statements relate to FirstCity’s or management’s intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future and may be deemed to be forward-looking statements under the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this press release are based upon management’s beliefs, assumptions and expectations of the Company’s future operations and economic performance, taking into account currently available information. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties, some of which are not currently known to us. Actual events or results may differ from those expressed or implied in any such forward-looking statements as a result of various factors and risks, including the precautionary statements included in this document and those contained from time to time in the Company’s filings with the SEC including but not limited to its annual reports on Form 10-K, its quarterly reports on Form 10-Q, and its current reports on Form 8-K, filed with the SEC and available through the Company’s website, which contain a more detailed discussion of the Company’s business, including risks and uncertainties that may affect future results. Due to such uncertainties and risks, readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Information in this press release may be superseded by more recent information or statements, which may be disclosed in later press releases, subsequent filings with the SEC or otherwise. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part.

FirstCity Financial Corporation

Summary of Operations

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended
	March 31,
	2011	2010
Revenues:
Finance and Servicing:
Servicing fees	$2,425	$2,003
Income from Portfolio Assets	12,840	11,463
Gain on sale of SBA loans held for sale, net	884	—
Interest income from SBA loans	349	268
Interest income from loans receivable	926	1,086
Other income	1,928	1,131
	19,352	15,951
Manufacturing and Railroad Operations:
Operating revenues - manufacturing	—	4,359
Operating revenues - railroad	1,343	1,265
Other	87	—
	1,430	5,624
Total revenues	20,782	21,575
Costs and expenses:
Finance and Servicing:
Interest and fees on notes payable to banks and other	3,583	3,042
Interest and fees on note payable to affiliate	380	392
Salaries and benefits	5,149	5,071
Provision for loan and impairment losses	639	1,702
Asset-level expenses	1,414	1,621
Other	2,161	3,196
	13,326	15,024
Manufacturing and Railroad Operations:
Cost of revenues and operating costs - manufacturing	—	4,836
Cost of revenues and operating costs - railroad	885	606
	885	5,442
Total costs and expenses	14,211	20,466
Earnings before other revenue and income taxes	6,571	1,109
Equity in earnings of unconsolidated subsidiaries	1,871	2,229
Gain on business combination	—	891
Earnings before income taxes	8,442	4,229
Income tax expense (benefit)	602	(486)
Net earnings	7,840	4,715
Less: net income attributable to noncontrolling interests	4,115	4,614
Net earnings attributable to FirstCity	$3,725	$101

Basic earnings per common share are as follows:
Net earnings per common share	$0.36	$0.01
Weighted average common shares outstanding	10,267	9,992

Diluted earnings per common share are as follows:
Net earnings per common share	$0.36	$0.01
Weighted average common shares outstanding	10,298	10,093

Selected Balance Sheet Data

(Dollars in thousands)

	March 31,	December 31,
	2011	2010
	(Unaudited)
Cash and cash equivalents	$52,939	$46,597
Restricted cash	1,228	1,207
Earning assets:
Portfolio Asset Acquisition and Resolution assets:
Domestic	226,135	241,589
Latin America	39,468	39,476
Europe	47,373	68,642
Special Situations Platform assets	48,611	50,765
Service fees receivable and other assets	11,566	12,128
Total assets	$427,320	$460,404

Notes payable to banks and other	$266,524	$293,034
Notes payable to affiliates	7,565	11,805
Other liabilities	24,565	30,825
Total liabilities	298,654	335,664
Total equity	128,666	124,740
Total liabilities and equity	$427,320	$460,404

FirstCity Financial Corporation

Supplemental Information

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	March 31,
	2011	2010
Summary Operating Statement Data for Business Segments
Portfolio Asset Acquisition and Resolution segment:
Revenues	$18,554	$14,722
Equity in earnings of unconsolidated subsidiaries	1,719	1,183
Gain on business combination	—	891
Costs and expenses	(10,616)	(10,126)
Operating contribution before provision for loan and impairment losses and noncontrolling interest expense	9,657	6,670
Provision for loan and impairment losses, net	(639)	(1,101)
Net income attributable to noncontrolling interests	(4,033)	(4,476)
Operating contribution, net of direct taxes	$4,985	$1,093

Special Situations Platform segment:
Revenues	$2,196	$6,810
Equity in earnings of unconsolidated subsidiaries	152	1,046
Costs and expenses	(1,793)	(6,402)
Operating contribution before provision for loan and impairment losses and noncontrolling interest expense	555	1,454
Provision for loan and impairment losses	—	(601)
Net income attributable to noncontrolling interests	(82)	(138)
Operating contribution (loss), net of direct taxes	$473	$715

	Three Months Ended
	March 31,
	2011	2010
Portfolio Asset Acquisition and Resolution segment:
Revenues and equity in earnings of investments by region:
Domestic	$10,452	$8,381
Latin America	2,351	1,785
Europe	7,470	5,739
Total	$20,273	$15,905

Revenues and equity in earnings of investments by source:
Equity in earnings of unconsolidated subsidiaries	$1,719	$1,183
Income from Portfolio Assets	12,840	11,463
Servicing fees	2,425	2,003
Gain on sale of SBA loans held for sale, net	884	—
Interest income from SBA loans	349	268
Interest income from loans receivable	395	477
Other	1,661	511
Total	$20,273	$15,905

Special Situations Platform segment:
Revenues and equity in earnings of investments by source:
Equity in earnings of unconsolidated subsidiaries	$152	$1,046
Interest income from loans receivable	531	609
Operating revenue - railroad	1,343	1,265
Operating revenue - manufacturing	—	4,359
Other	322	577
Total	$2,348	$7,856

Number of personnel at period end:
Domestic, Portfolio Asset Acquisition and Resolution segment	88	89
Domestic, Special Situations Platform segment	28	124
Latin America	119	122
Corporate	30	30
Total personnel	265	365

FirstCity Financial Corporation

Supplemental Information

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	March 31,
	2011	2010
Analysis of Equity Investments
FirstCity’s average investment:
Domestic, Portfolio Asset Acquisition and Resolution segment	$38,110	$12,234
Domestic, Special Situations Platform segment	14,143	2,224
Latin America	14,786	17,416
Europe	(103)	8,088
Europe-Servicing subsidiaries	35,298	25,144
Latin America-Servicing subsidiaries	2,945	2,433
Total	$105,179	$67,539

FirstCity’s share of equity earnings (losses):
Domestic, Portfolio Asset Acquisition and Resolution segment	$932	$132
Domestic, Special Situations Platform segment	152	1,046
Latin America	(356)	(120)
Europe	8	(620)
Europe-Servicing subsidiaries	975	2,423
Latin America-Servicing subsidiaries	160	(632)
Total	$1,871	$2,229

Selected Other Data:
Average investment in consolidated portfolio assets and loans receivable:
Domestic, Portfolio Asset Acquisition and Resolution segment	$196,801	$209,780
Domestic, Special Situations Platform segment	23,090	27,981
Latin America	17,724	18,483
Europe	18,687	18,810
Total	$256,302	$275,054

Income from consolidated portfolio assets and loans receivable:
Domestic, Portfolio Asset Acquisition and Resolution segment	$7,625	$7,906
Domestic, Special Situations Platform segment	531	609
Latin America	913	578
Europe	5,930	3,724
Total	$14,999	$12,817

Servicing fee revenues:
Domestic partnerships:
Servicing fee revenue	$898	$221
Average servicing fee	3.2%	4.1%
Latin American partnerships:
Servicing fee revenue	$1,384	$1,722
Average servicing fee %	22.3%	36.7%
Total Service Fees-Portfolio Assets:
Servicing fee revenue	$2,282	$1,943
Average servicing fee %	6.7%	19.4%
Service Fees-SBA loans:	$143	$60
Total Service Fees	$2,425	$2,003

Collections:
Domestic unconsolidated partnerships	$27,909	$5,344
Latin American unconsolidated partnerships	7,418	6,151
European unconsolidated partnerships	—	7,884
Total unconsolidated partnership collections	35,327	19,379
Domestic consolidated partnerships	17,372	31,513
Latin American consolidated partnerships	671	275
European consolidated partnerships	21,996	5,236
Total consolidated partnership collections	40,039	37,024
Total collections	$75,366	$56,403

Servicing portfolio (face value) at period end:
Domestic	$1,141,696	$892,929
Latin America	1,564,942	1,459,869
Europe	1,264,528	1,577,991
Total	$3,971,166	$3,930,789

FirstCity Financial Corporation

Supplemental Information

(Dollars in thousands)

(Unaudited)

Portfolio Purchases and Other Investments:

							FirstCity
	Portfolio Purchases					FirstCity	Investment
			Latin		FirstCity	Investment	in Special
	Domestic	Europe	America	Total	Investment	in Other	Situations	Total
2011
1st Quarter	$11,091	$—	$—	$11,091	$4,810	$6,669	$700	$12,179
2010
4th Quarter	$51,059	$—	$—	$51,059	$14,473	$14,314	$175	$28,962
3rd Quarter	15,025	—	—	15,025	10,513	4,956	148	15,617
2nd Quarter	141,566	—	—	141,566	28,122	14,482	8,107	50,711
1st Quarter	18,114	—	—	18,114	14,605	9,005	4,790	28,400
Total Year 2010	$225,764	$—	$—	$225,764	$67,713	$42,757	$13,220	$123,690
Total Year 2009	$200,590	$—	$—	$200,590	$147,654	$33,873	$12,415	$193,942
Total Year 2008	$64,394	$1,823	$23,097	$89,314	$72,307	$33,007	$19,906	$125,220

Portfolio Asset Acquisition and Resolution segment:

	Three Months Ended
	March 31,
	2011	2010
Aggregate purchase price of portfolios acquired:
Acquisition partnerships
Domestic	$11,091	$18,114
Latin America	—	—
Europe	—	—
Total	$11,091	$18,114

	Purchase	FirstCity’s
	Price	Investment
Historical acquisitions of Portfolios - annual:
2011	$11,091	$4,810
2010	225,764	67,713
2009	200,590	147,654
2008	89,314	72,307
2007	214,333	126,714

	March 31,	December 31,
	2011	2010
Portfolio acquisition and resolution assets by region:
Domestic	$226,135	$241,589
Latin America	39,468	39,476
Europe	47,373	68,642
Total	$312,976	$349,707

Special Situations Platform segment:

	Total	FirstCity Denver’s Investment
	Investment	Debt	Equity	Total
Historical investments - annual:
2011	$700	$700	$—	$700
2010	13,739	8,825	4,395	13,220
2009	20,058	12,023	392	12,415
2008	28,750	16,650	3,256	19,906
2007	22,314	5,630	5,900	11,530

FirstCity Financial Corporation

Supplemental Information

(Dollars in thousands)

(Unaudited)

Summary of Consolidated Portfolio Assets (at Carrying Value) by Region and Type

	March 31, 2011
	Income-Accruing Loans		Non-Accrual Loans
	Purchased		Purchased Credit-
	Credit-		Impaired Loans		Other
	Impaired			Cost recovery		Cost recovery
	Loans	Other	Cash basis	basis	Cash basis	basis	Real Estate	Total
United States	$27,041	$4,829	$60,124	$39,849	$1,527	$—	$34,628	$167,998

France	—	1,188	1,139	—	—	1,935	—	4,262

Germany	—	—	—	811	—	—	—	811

Mexico	—	—	—	10,000	—	—	—	10,000

Total	$27,041	$6,017	$61,263	$50,660	$1,527	$1,935	$34,628	$183,071

	December 31, 2010
	Income-Accruing Loans		Non-Accrual Loans
	Purchased		Purchased Credit-
	Credit-		Impaired Loans		Other
	Impaired			Cost recovery		Cost recovery
	Loans	Other	Cash basis	basis	Cash basis	basis	Real Estate	Total
United States	$3,420	$1,640	$94,144	$41,959	$1,574	$—	$33,709	$176,446

France	—	1,125	2,499	—	—	2,037	—	5,661

Germany	—	—	2,022	12,659	—	—	9,376	24,057

Mexico	—	—	—	9,897	—	—	—	9,897

Total	$3,420	$2,765	$98,665	$64,515	$1,574	$2,037	$43,085	$216,061

Illustration of the Effects of Foreign Currency Fluctuations on Net Earnings

	Three Months Ended
	March 31,
	2011	2010
Net earnings to common stockholders	$3,725	$101
Foreign currency gains (losses), net:
Euro	781	(400)
Mexican Peso	175	6
Argentine Peso	(5)	(5)
Chilean Peso	24	(53)

Exchange rate at valuation date:
Euro	0.71	0.74
Mexican Peso	11.97	12.46
Argentine Peso	4.05	3.87
Chilean Peso	484.22	542.54

FirstCity Financial Corporation

Schedule of Estimated Unrealized Gross Profit from Portfolio Assets

March 31, 2011

(Unaudited)

	Basis in Portfolio Assets (1), (4)
($ in 000’s)	12/31/2009	12/31/2010	3/31/2011
Domestic	$190,541	196,159	186,242
Europe	32,665	31,826	10,997
Latin America	27,473	23,329	22,726
Total	$250,679	251,314	219,965

	Estimated Remaining Collections (2)
	12/31/2009	12/31/2010	3/31/2011
Domestic	$276,018	290,626	279,792
Europe	50,328	43,634	24,355
Latin America	70,398	66,564	66,028
Total	$396,744	400,824	370,175

	Estimated Unrealized Gross Profit (3)
	12/31/2009	12/31/2010	3/31/2011
Domestic	$85,476	94,469	93,551
Europe	17,663	11,807	13,358
Latin America	42,925	43,235	43,301
Total	$146,064	149,511	150,210

	Estimated Unrealized Gross Profit %
	12/31/2009	12/31/2010	3/31/2011
Domestic	30.97%	32.50%	33.44%
Europe	35.10%	27.06%	54.85%
Latin America	60.97%	64.95%	65.58%
Total	36.82%	37.30%	40.58%

This schedule provides selected information related to the Company’s economic interests in consolidated and unconsolidated Portfolio Assets and is provided for informational purposes to provide an indication of the future potential unrealized gross profit attributable to those portfolios. In preparing this schedule, management was required to make certain estimates and assumptions surrounding the underlying assets in the Portfolios that impact the reported amounts. Such estimates and assumptions could change in the future, as more information becomes known, which could impact the reported amounts. As future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates.

(1) Basis in Portfolio Assets represents FirstCity’s share of the unamortized purchase price of the Portfolios held by the various acquisition entities, some of which are consolidated by FirstCity and others held through equity and beneficial interests in unconsolidated partnerships.

(2) Estimated Remaining Collections represents FirstCity’s share of future projected net cash collections expected from the Portfolios Assets.

(3) Unrealized Gross Profit represents the excess difference between the Estimated Remaining Collections and the Basis in Portfolio Assets.

(4) FirstCity considers Basis in Portfolio Assets a useful measurement of the Company’s underlying holdings and interests in Portfolio Assets. As FirstCity’s share of Basis in Portfolio Assets is considered a non-GAAP measure, the following reconciliation is provided:

	12/31/2009	12/31/2010	3/31/2011
FirstCity’s consolidated Portfolio Assets (as reported in “Portfolio Assets” on the balance sheet of the respective Form 10-K or 10-Q)	$224,384	216,061	183,071
Noncontrolling interests in FirstCity’s consolidated Portfolio Assets (component of “Non-controlling interests” as reported on the balance sheet of the respective Form 10-K or 10-Q)	(37,277)	(23,482)	(22,163)
FirstCity’s equity and beneficial interests in Portfolio Assets held by unconsolidated partnerships (components of “Assets” as reported in the “Condensed Combined Balance Sheets” tabular disclosure under the “Equity Investments” footnote, and “Other assets” as reported on the balance sheet of the respective Form 10-K or 10-Q)	63,572	58,735	59,058
FirstCity’s economic basis in consolidated and unconsolidated Portfolio Assets	$250,679	251,314	219,965